UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2011

Smith & Wesson Holding Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts 01104

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 331-0852

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 8, 2011 discussing our second quarter fiscal 2012 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on December 8, 2011 discussing our second quarter fiscal 2012 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The text included with this Report on Form 8-K and the replay of the conference call and webcast on December 8, 2011 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding raising our guidance; our awareness of potential pitfalls in the global economy and the political forces that can impact the firearm industry; our excitement about our future, specifically, our ability to drive profitable growth with new and existing products and the opportunities we have to streamline our business; our intent to launch new products strategically; our focus on striking the optimal balance to capture every opportunity to generate sales from existing products, while developing new products that meet the needs and desires of our customers; our focus on the basics, and our intent to deliver enhanced value to our customers, employees, and shareholders; our belief we are moving from the internal investigative phase of the DOJ/SEC investigation toward a resolution phase; our hope to reach a final resolution of the DOJ/SEC investigation in the first half of calendar 2012; our decision not to pursue an acquisition strategy; our expectation that our credit line reduction will reduce our unused line fees; our expectations regarding capital expenditure spending in the second half of the fiscal year, a large portion of which we intend to drive capacity increases to meet our strategic objectives; our expectation that holders of our convertible notes will exercise their put in December 2011, and our belief that we have adequate resources to satisfy our obligations; our intent to continue to fully support the ongoing business operations of our security solutions business, and the expected cost of doing so during the second half of the fiscal year; our belief that we have maintained our position as the leader in both the handgun and modern sporting rifle categories; our plan to enter next year’s hunting season with operations fully able to respond to market conditions; our belief that our law enforcement and federal government business enhances our ability to grow market share in the consumer channel; our ability to continue winning business with our M&P platform in the law enforcement and federal government market; our continued participation in the M9 replacement process with the U.S. military, and our expectations that, if we are successful in that process, we will not have any meaningful purchases from that process until 2014; the outcome of other large-volume professional-user opportunities in the domestic and international arenas, including a potential order from the UK Ministry of Defense; the outcome of our focus on only large and profitable international opportunities; our plan to continue taking the necessary steps in operations to address the demand that exceeds our current capacity in many product categories; our belief that our gross margins need to improve, our inventory levels and operating expenses need to reduce, and we need to continually implement streamlined and flexible manufacturing solutions to be well-placed to respond to changing market conditions; our belief that our lean initiatives, combined with organization-wide focus, will help us deliver those results over time; our outlook for sales, gross profit margin, operating expenses, and our tax rate for the third quarter of fiscal 2012, and our belief that the third quarter should be the last quarter impacted by the T/C consolidation; our outlook for sales, growth, gross profit margin, operating expenses, and our tax rate for full-year fiscal 2012; our expectations for continued and significant improvements in gross margin and operating expense percentages in the fourth quarter of fiscal 2012; our expectations regarding share count for the third quarter of fiscal 2012 and for the full fiscal year; our belief that we have solid plans for the future that will allow us to deal with multiple scenarios, both favorable and unfavorable to our business; our expectations that we will have another year of sales growth and improved profitability in fiscal 2013; our expectations to attend the SHOT Show in Las Vegas in January 2012 and the Cowen conference in New York City in February 2012; our outlook for operating expenses for the fourth quarter of fiscal 2012, including their relation to backlog and sales and marketing expense; our expectations regarding certain lower operating expenses for the third quarter of fiscal 2012; our expectations regarding capacity and shutdowns in the third and fourth quarters of fiscal 2012; our outlook for gross margin for the fourth quarter of fiscal 2012; our expectation to retire the convertible notes that are put to us in December 2011; our success in achieving our goals for gross margin and operating expense percentages; and our expectations regarding the impact of the Thompson/Center consolidation on our gross margin for the third quarter of fiscal 2012. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions, and consumer spending patterns; the potential for increased gun control; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; the success of the divestiture of our security solutions business and its effects on our core firearm business; and other risks detailed from time to time in our reports filed with the SEC, including our Form 10-K Report for the fiscal year ended April 30, 2011.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on December 8, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: December 8, 2011	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on December 8, 2011.